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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 3, 2004
                                                 ----------------

                               HMI INDUSTRIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   2-30905               36-1202810
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(State or Other Jurisdiction      (Commission     (I.R.S. Employer Incorporation
of Organization)                  File Number)    or Identification No)


                              6000 Lombardo Center
                                    Suite 500
                             Seven Hills, Ohio 44131
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              (Address of Principal Executive Offices and Zip Code)

                                 (216) 986-8008
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On February 3, 2004, HMI Industries Inc. issued a press release to announce the resignation and replacement of its Chairman of the Board. The press release is attached as Exhibit 99 and this form 8-K incorporates by reference the press release.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Exhibit
-----------       -------
99                Press release of HMI Industries Inc. dated
                  February 3, 2004, attached.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HMI Industries Inc.
                                           -------------------------------------
                                           (Registrant)


Date:  February 3, 2004                    By:  /s/ Julie A. McGraw
                                                --------------------------------
                                                Vice-President, Chief Financial
                                                Officer and Treasurer